WESTERN ASSET FUNDS, INC.

Western Asset Intermediate Bond Portfolio

Supplement to the Institutional and Financial Intermediary Class Prospectus dated August 1, 2004

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated August 1, 2004 (the “Prospectus”).

Pursuant to stockholder approval at a special meeting of stockholders of Western Asset Intermediate Bond Portfolio (the “Portfolio”) held on May 10, 2005, the investment objective of the Portfolio has been changed such that the target average modified duration of the Portfolio (as described on pages 3 and 4 of the Prospectus) is expected to range within 20% of the duration of its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. Accordingly, based upon the current duration of the Portfolio’s benchmark, the average modified duration of the Portfolio will generally range from 2 to 5 years.

This supplement is dated May 12, 2005